UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2008

INDYMAC BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-08972	95-3983415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 East Walnut Street, Pasadena, California 91101-7211

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On May 12, 2008, IndyMac Bancorp, Inc., a Delaware corporation (the “Company”), issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2008. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

On May 12, 2008, the Company will host a live webcast presentation in connection with its quarterly release of earnings. A copy of the Company’s webcast presentation is furnished as Exhibit 99.2 hereto.

Item 9.01.              Financial Statements and Exhibits

EXHIBIT NUMBER

DESCRIPTION

99.1	IndyMac Bancorp, Inc. press release dated May 12, 2008.

99.2	IndyMac Bancorp, Inc. webcast presentation dated May 12, 2008.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.

	By:	/s/ MICHAEL W. PERRY
Michael W. Perry
Executive Vice President
and Chief Financial Officer

Date: May 12, 2008

	By:	/s/ S. BLAIR ABERNATHY
S. Blair Abernathy
Executive Vice President
and Chief Financial Officer

Date: May 12, 2008

EXHIBIT INDEX

EXHIBIT NUMBER

DESCRIPTION

99.1	IndyMac Bancorp, Inc. press release dated May 12, 2008.

99.2	IndyMac Bancorp, Inc. webcast presentation dated May 12, 2008.